UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):   March 12, 2009
                                                        ----------------


                                AMREP CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


             Oklahoma                     1-4702               59-0936128
-------------------------------      ----------------     --------------------
(State or Other Jurisdiction of      (Commission File        (IRS Employer
 Incorporation or Organization)            Number)       Identification Number)


  300 Alexander Park, Suite 204, Princeton, New Jersey             08540
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 (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (609) 716-8200
                                                    ----------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[  ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[  ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.
            ----------------------------------------------

     On March 12, 2009, AMREP Corporation issued a press release that reported its results of operations for the three and nine month periods ended January 31, 2009. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.




Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

        (c)      Exhibits:

        99.1 Press Release, dated March 12, 2009, issued by AMREP Corporation.


                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMREP CORPORATION


Date:  March 13, 2009                 By:   /s/ Peter M. Pizza
      -------------------                 -----------------------
                                            Peter M. Pizza
                                            Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number                         Description
------                         -----------

99.1                           Press  release, dated March 12, 2009, issued by
                               AMREP Corporation.






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